UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021 (March 23, 2021)

AJIA INNOGROUP HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	333-206450	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

187 E. Warm Springs Road, Suite B307

Las Vegas, Nevada 89119

(Address of principal executive offices, including zip code)

(702) 362-2677

(Registrant's telephone number, including area code)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

 (702) 360-0652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On March 23, 2021,  Ajia Innogroup Holdings, Inc. (the “Company”) gave written notice of termination to its current transfer agent Vail Stock Transfer that the Board of Directors of the Company had resolved to appoint  Direct Transfer, LLC., a company organized under the laws of the state of Delaware (“Direct Transfer”), as its transfer agent and registrar for the Company  in connection with its securities, effective April 5, 2021. All of the Company’s shareholder records have been transferred from  Vail Stock Transfer’s platform to Direct Transfer.  Direct Transfer, LLC  holds an address at  One Glenwood Avenue, Suite 1001 Raleigh,  NC, 27603 and telephone 919.744.2722.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 8, 2021	By:	/s/ Elaine Wan Yin Ling
	Title:	Director, Secretary and Treasurer

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